GLOWPOINT

GLOBAL VIDEO COMMUNICATIONS ENABLED IN THE CLOUD

FEBRUARY 2011

Joe Laezza, President and CEO
John McGovern, EVP and CFO

SAFE HARBOR STATEMENT

The following information and presentation may contain statements that are or may be deemed to be forward-looking statements and involve factors, risks, and uncertainties that may cause actual results in future periods to differ materially from such statements. These factors, risks, and uncertainties include market acceptance and availability of new video communications services; the non-exclusive and terminable-at-will nature of sales agreements; rapid technological change affecting demand for our services; competition from other video communication service providers; and the availability of sufficient financial resources to enable us to expand our operations, as well as other risks detailed from time to time in our filings with the Securities and Exchange Commission. We make no representation or warranty that the information contained herein is complete and accurate; we have no duty to correct or update any information.

Glowpoint

A leading provider of cloud-based managed video services for the global business community

- **Technology agnostic** and **network neutral** hosted video infrastructure and IT managed services
- Delivering to more than **600 enterprises** globally
- **Monthly recurring revenue model** – with **growth** and **profit** on the rise
- Key strategic partnerships with leading **UC equipment manufacturers, Network operators,** and **System integrators**
- **The only "pure play"** service provider
- **Experienced** management team with broad industry backgrounds



- **HQ: Murray Hill, NJ**
- **Employees: 110**
- **Stock Symbol: GLOW**
- **2010 est rev: $ 28 mm**
- **Shares outstanding: 21 mm**
- **Market cap: $ 51 mm**

Management Team

Joe Laezza
President and CEO
Appointed AUG 2010

John McGovern	**Stephen Vobbe**	**Anil Balani**	**Tom Schroeder**	**Shane Bouslough**	**Michael Hubner**
EVP and CFO	SVP Sales and Marketing	SVP Product and Strategy	SVP Operations	VP IT IS development	General Counsel and Corporate Secretary
NOV 2010	JAN 2011	JUN 2010	MAR 2005	JUN 2010	AUG 2010

AVAYA · Lucent Technologies · CISCO · TANDBERG · TEXAS INSTRUMENTS · Global Crossing · at&t · TCG · XO · conEdison · NORTEL · FiberNet

Diverse and relevant executive management experience

Skill set to manage company at greater growth levels



GLOWPOINT
The Video Adoption Cycle
BUSINESS
Live Streaming Business Meetings
Telepresence and Video Conferencing
CONSUMER
Archived Video Video Chat
Google
skype
YouTube
SAMSUNG
GLOWPOINT
POLYCOM
AVAYA
BROADSOFT
CISCO
LifeSize
acme packet
Glowpoint delivers services to the business community through its growing eco-system of global partners
© 2011 Glowpoint, Inc.
5



GLOWPOINT
The Market*
Demand For Consumption Model Is Accelerating
GLOWPOINT TARGET MARKET
Combined projected market $400mm in 2009 to $1.5b by 2013
CAGR
2008-2010
2011-2013
• Industry 38% 38%
Glowpoint 50%
2013 Projected Market Size
$3.1 billion
$1 billion
$315 million
$150 million
Y/Y Projected CAGR
Compound Annual Growth Rates
16%
40%
37%
30%
Video Endpoints
IT Management remote monitoring
IT helpdesk and concierge service
Hosted bridging services
ON PREMISE
ON DEMAND
* Based on: Gartner - 2009 Global Videoconferencing Forecast

Ecosystem

Glowpoint's open access platform provides seamless interoperability and accessibility across all technologies, networks, and exchange communities



Cisco Exchange
TATA
BT
at&t
Mobility and Consumer Exchange
Google
skype
SAMSUNG
RIM
GLOWPOINT
Transport Exchange
EQUINIX
verizon
XO
MASERGY
Hosted Infrastructure
acme packet
POLYCOM
CISCO
RADVISION
STRATEGIC PARTNERS
UC, system integrators, service providers
AVAYA
POLYCOM
BROADSOFT
AVI SPL
TATA
Global business community

Over 80% of new sales through global strategic partners

Services

Open Video™ cloud-based managed services

Connect | Collaborate | Manage

1 Choose connection option and register with the "Open Video Cloud"

Connect

- Option 1: via public network (native internet or pstn)
- Option 2: private network peering
- Option 3: fully managed IP network

2 Choose service package and **securely collaborate** with **any technology** and **any exchange community**

Collaborate (hosted bridging service)

- Managed conferencing service
- On demand conferencing service

Manage (IT helpdesk and concierge services)

- VNOC managed service
- IT management services



IT management services
Secure B2B video
HOSTED Technology and Operations
IT helpdesk and concierge services
Hosted bridging services

Open Video Revenues

Recurring subscription revenues 78% of total

MANAGE

Hosted infrastructure and IT managed service for telepresence and video conferencing

- 18% of total revenues
- 23% of recurring revenue
- Average contract length – 2 years
- 60-70% incremental contribution margin

CONNECT

IP network service dedicated for video

- 60% of total revenues
- 77% of recurring revenue
- Variable cost of services of 50%

High margin mgd svcs expected to exceed 50% of gross revenue in 2011

Usage based revenues

COLLABORATE

Managed and on-demand self use conferencing across hosted infrastructure

- 18% of total revenues
- High attachment rate to recurring revenues
- 60-70% incremental contribution margin



Revenues (000's)
Professional Svcs
IP Network Svcs
Mgd Svcs Comb
30,000
25,000
20,000
15,000
10,000
5,000
2008
2009
*2010
* Includes Q4 estimates

Trusted by the Largest Enterprises in the World

Over 500 customers - from Fortune 500 brands to leading broadcasters
Supporting enterprises around the world ***through global partners***

- POLYCOM: "Glowpoint Achieves 'Advanced Certified' Service Provider Status from Polycom for Immersive Telepresence VNOC Service"
- TATA COMMUNICATIONS: "Glowpoint Partners with Tata Communications to Provide Customers with Unprecedented Connectivity and Service Capabilities on a Global Scale"
- WIRTZ BEVERAGE GROUP: "Leading Beverage Distribution Company Selects Glowpoint. Multi-Year Agreement valued at more than $650,000"
- ESPN: "Glowpoint to Support Professional Football Draft in Multi-Year Agreement, (Glowpoint Hosts ESPN's Sal Paolantonio over HD Video)"
- Forbes: "Forbes.com Expands Use of Glowpoint to Canada, United Kingdom, and China"
- Comcast SportsNet: "Glowpoint Selected by Atlantic 10 Basketball Conference to Provide Managed Video Services for Media Day Coverage"
- SILVERLAKE: "Investment Firm Silver Lake Chooses AVI-SPL's ConferencePoint™ Powered by Glowpoint for Video Managed Services"
- URS: "Glowpoint Continues to See Increased Adoption. Global Engineering Firm Signs $1 Million Agreement for Expansion"
- Tepper: "Tepper School of Business Selects Glowpoint"
- Sierra Club: "Glowpoint Supports Customers in Carbon Footprint Reduction Efforts"
- Georgetown University: "Polycom, Glowpoint Power Georgetown University's 'Global Classroom'"
- "Glowpoint Provides Video Communications at Annual Blu-ray Industry Conference, Featuring Martin Scorsese"

Recognized as a Leader

"Major trends and suppliers' contributions driving the market in 2010 and beyond include Growth of managed and cloud telepresence services from vendors such as **Glowpoint**, BT Onesource, Verizon and AT&T."
ABI Research

"Dedicated video MSPs like **Glowpoint**, video overlay transport providers like Masergy, large WAN providers such as BT and AT&T, and telepresence vendors are all getting into the business of offering business-to-business (BtoB) exchange services."
Frost & Sullivan

"The combination of **exploding demand for managed services** for video and Telepresence has given **Glowpoint a big boost in the last year**. Video is complicated and typically not very reliable as a real-time communications service; differing video and connection standards and different network types require oversight. This can either be done by an end user organization that employs a dedicated staff or by using a service provider who can manage all the equipment and network elements and ensure that calls come up reliably and meetings start on time. **This is the role that Glowpoint plays as a trusted service provider.** WR suspects that managed services for video such as **Glowpoint** will continue to be very popular so long as the complexity of video conferencing exceeds the grasp of most end user organizations."
Wainhouse Research

Frost & Sullivan
Award of Excellence

VC Insight
Best Managed Conferencing Services Providers of the Year

MSP Mentor
Top 10 Managed Service Provider

Financial Highlights

- **Consistent organic revenue growth**
  - Managed service revenue (2yr) CAGR of 50%
- **Profit margin growth**
  - High operating leverage business model
- **Clean balance sheet**
- **Low capital expenditures**
  - Highly leveraged multi-tenant infrastructure and support services with scale and capacity to grow revenues
- **Long-term free cash flow generation**
  - Bottom line contributions driven from high margin services in demand

ENHANCED OPERATING LIQUIDITY

Growth Trends

Service stickiness and contract retention validated by average contract life greater than 2 years

Number of Conferences
(As Reported)



50000
45000
40000
35000
30000
25000
20000
15000
10000
5000
0
2008
2009
2010

- Conference production increase confirms growth of customer adoption

VNOC Managed Service Revenue
(As Reported)



VNOC Managed Service
(as reported)
1,600,000
1,400,000
1,200,000
1,000,000
800,000
600,000
400,000
200,000

- As volumes increase, customers migrate to contracted revenue model for monthly recurring bundles

Operating Results (000's)

- Revenue growth trends driven by accelerated managed services revenues
- Leveraged cost structure driving accelerated profitability
- Significant operating momentum evident with long term target of 20-25% EBITDA margin

	2008	2009	1Q10	2Q10	3Q10	Estimated 4Q10	Estimated 2010	2 Year CAGR
Revenue:								
Managed Services Combined	4,248	6,947	2,155	2,397	2,410	2,600	9,562	50%
IP Network Services	17,002	17,154	4,190	4,163	4,121	4,500	16,974	0%
Professional Svcs & Other	1,042	1,161	170	521	413	50	1,154	5%
Total Revenue	**22,292**	**25,262**	**6,515**	**7,081**	**6,944**	**7,150**	**27,691**	**11%**
Profitability:								
EBITDA from Continuing Operations	(2,750)	(812)	(386)	(505)	(588)			
Severance charges	-	253	-	125	398			
Adjusted EBITDA from Continuing Operations	(2,750)	(559)	(386)	(380)	(190)			

Key Focus


30,000
25,000
20,000
15,000
10,000
5,000
19%
29%
36%
78%
68%
60%
2008
2009
*2010
* 2010 includes Q4 estimates
Mgd Svcs Comb
IP Network Svcs
Professional Svcs

Contracted managed services growth driven by Open Video cloud based platform


VNOC Managed Service

MANAGED SERVICE REVENUE GROWTH

More certified endpoints and conferences

More managed rooms and devices

Key Operating Metrics

VNOC managed rooms (YE 2010)	903
Managed devices (YE 2010)	3158
Video systems certified (YE 2010)	36,120
Conferences (8m)	46,091

Clean Balance Sheet and Capital Structure

Balance as of 9/30/2010 (000's)

ASSETS	
Cash and cash equivalents	1,516
Accounts receivable (net of doubtful accounts)	3,424
Property, Plant and Equipment	2,840
Other Assets	1,756
Total Assets	**9,536**
LIABILITIES AND STOCKHOLDERS' EQUITY	
Accounts payable & Accrued Expenses	4,341
Accrued sales taxes and regulatory fees	882
Revolving loan facility	750
Other Liabilities	480
Total stockholders' equity	3,083
Total Liabilities	**9,536**

- $5 mm revolving loan facility, of which $750,000 is drawn
- $10 mm stated value of Series B non-convertible preferred with interest accrual to begin 2013

As of 12/31/2010

Equity	# Shares	Common Stock Equivalents
Common Stock	21,353,604	21,353,604
Options and Warrants (1)	1,970,597	1,970,597
Series A2 Preferred (2)	1,630	2,648,305
Series B Preferred (3)	100	0
	Total	**25,972,506**

(1) Combined weighted average price of $2.77

(2) Converts at $3.00

(3) Not convertible into common stock

Initiatives

ORG

- New HQ showcase Ops and R&D center – complete Jan 2011
- Management team assembled with reorganization and addition of key executives — complete

SALES

- Focus on growth of cloud based managed service offerings for video conferencing and telepresence in the enterprise
  - Expanded strategic partnerships (UC and service provider space)
  - Open Video launch and continued R&D – Q1 2011

PROFIT

- Operating cost cuts implemented in Q4 2010 affecting EBITDA and Income
- Accelerated leverage and scale through service platform investments

VALUE

- Long term opportunity for selective M&A
- Market awareness and recognition for increased valuation
  - Listing on national exchange being pursued
  - IR campaign for delivering message to greater audience

INCREASED VALUE

Thank you

Stock Symbol: GLOW

www.glowpoint.com